EXHIBIT 10.9

NEITHER THIS WARRANT, THE DEBENTURE UNDERLYING THIS WARRANT NOR THE UNDERLYING SHARES AND WARRANTS INTO WHICH THE DEBENTURE MAY BE CONVERTED, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE LAWS”). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS WHICH MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. FURTHER, UNLESS THIS WARRANT OR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION IN THE UNITED STATES OF THIS WARRANT OR THE UNDERLYING SECURITIES, IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

No. «Warrant»

Warrant to subscribe for
Convertible Debenture	«Date_Accepted»

SILVER RESERVE CORP.
WARRANT TO PURCHASE CONVERTIBLE DEBENTURE

VOID AFTER June 30, 2007 (the “Expiration Date”)
________________

THIS CERTIFIES that, for value received, ___________________________________________ (the “Holder”), is entitled, subject to the terms hereof, to subscribe for and purchase from Silver Reserve Corp., a Delaware corporation (hereinafter called the “Company”), at any time and from time to time on or before the Expiration Date, a Convertible Debenture issued by the Company for consideration of $___________( the “Warrant Price”) payable in U.S. funds at the time of exercise . The Convertible Debenture shall bear interest at the rate of 2% per annum, payable on conversion of the Convertible Debenture or maturity. The Convertible Debenture shall mature on December 31, 2007. The Convertible Debenture may be converted into “Units” consisting of one common share of the Corporation (a “Share” or the “Shares”) and one common share purchase warrant (a “Purchase Warrant”) at the rate of one Unit for each $0.50 of principal outstanding under the Convertible Debenture at the time of conversion. Each Share shall be valued at $0.49 and each Purchase Warrant at $0.01. Each Purchase Warrant shall entitle the holder to purchase one Share at $0.75 per Share for a term of 12 months following issuance of the Purchase Warrant. The Convertible Debenture shall be convertible at any time following the registration (as described below) of the Shares and the Purchase Warrants underlying the Units under the Securities Act of 1933, as amended (the “Securities Act”) and before maturity of the Convertible Debenture.

Section 1. Exercise of Warrant. (a) This Warrant may be exercised by the Holder hereof, in whole only by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company at 1226 White Oaks Blvd., Suite 10A, Oakville ON L6H 2B9 (or at such other agency or office of the Company in the United States or Canada as it may designate by notice in writing to the Holder hereof at the address of the Holder hereof appearing on the books of the Company), and by payment to the Company of the full amount of the Warrant Price, by certified check or official bank check.

In the event of an exercise of the rights represented by this Warrant, a Convertible Debenture so purchased, registered in the name of the Holder hereof, shall be delivered to the Holder hereof within a reasonable time, not exceeding ten business days, after the rights represented by this Warrant shall have been so exercised. With respect to any such exercise, the Holder hereof shall for all purposes be deemed to have become the Holder of record of the Convertible Debenture from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such Convertible Debenture, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of such Convertible Debenture at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant.

Section 2. Registration The Corporation undertakes to register the issuance and sale of the Shares to be issued upon conversion of the Convertible Debenture, the Purchase Warrants and the Shares underlying the Purchase Warrants under the Securities Act. The Convertible Debenture, by its terms, will not be convertible into Units prior to the time that the registration statement covering the issue and sale of such securities is made effective by the Securities and Exchange Commission (the “SEC”). The Corporation undertakes to maintain a current prospectus covering such securities until the maturity date of the Convertible Debentures. There is no guaranty that the registration statement covering the issue and sale of such securities will be made effective by the SEC or that a current prospectus can be maintained by the Corporation until the maturity date of the Convertible Debenture.

Section 3. Lock Up Agreement Once registered the Shares issued on conversion of the Convertible Debenture will be subject to a Lock Up Agreement providing that up to 25% of the Shares may be re-sold when the registration statement becomes effective, 25% may be re-sold six months from the date of effectiveness, 25% may be re-sold twelve months from the date of effectiveness and 25% may be re-sold eighteen months from the date of effectiveness. Each subscriber will be issued four certificates for the Shares received on conversion and three of those certificates will be legended to reflect the forgoing restrictions on re-sale. With respect to Shares issued upon exercise of the Purchase Warrants (assuming a current prospectus covering the issuance of the underlying Shares is in place when the Purchase Warrant is exercised), 50% of the Shares received on exercise of the Purchase Warrants will be free trading with the remaining 50% will become free trading six months following the exercise of the Purchase Warrants. The shares issued upon exercise of the Purchase Warrants will be legended accordingly

Section 4. Lost, Stolen, Mutilated, or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify the Company or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

Section 5. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Holder to such Holder at the address shown on the records of the Company or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Company at the offices of the Company at 1226 White Oaks Blvd., Suite 10A, Oakville, Ontario L6H 2B9, or at such other address as shall have been furnished to the Holder by notice from the Company.

Section 6. Binding Effect. This Warrant and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Company and its successors and permitted assigns.

Section 7. Governing Law. This Warrant shall be governed by the laws of the State of Delaware.

Section 8. Corporate Obligations Rather Than Individual. Except as hereinafter provided, all or any of the rights conferred upon the Holder by the terms of this Warrant Certificate may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, officer or director of the Company either directly or through the Company, it being expressly agreed and declared that the obligations under this Warrant are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, officers or directors of the Company or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of this Warrant.

IN WITNESS WHEREOF, SILVER RESERVE CORP. has executed this Warrant on and as of the day and year first above written.

SILVER RESERVE CORP.

By:

Stafford Kelley, Secretary

ELECTION TO PURCHASE

The undersigned Holder of a Warrant to Purchase a Convertible Debenture issued by Silver Reserve Corp. (a Delaware company) hereby irrevocably elects to exercise such Warrant to purchase a $_____________ Convertible Debenture, and requests that such Convertible Debenture be issued in his/her/its name and delivered to him/her/it at the following address:

Date:_________________

Signature(s) (*)

Print Name(s)

Upon execution of this Exercise Form and delivery of the Warrant to the Company, the undersigned also presents a certified cheque or bank draft payable to the Company for an amount totalling U.S.$___________________

* Signature(s) must conform exactly to the names(s) of the Holder as set forth on the first page of this Warrant.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to purchase a $ ______________ Convertible Debenture to _________________________________, whose __________________________________________________________________________________address is ______________________________________________________________________________________________________ and hereby irrevocably constitute and appoint _____________________________________________ his/her/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

The undersigned hereby certifies that the transfer of these securities is not being made to, and the offer of these securities was not made to, and the person named below is not, a person in the United States or a U.S. Person (as such terms are defined in Regulation S under the United States Securities Act of 1933).

Date: ____________________

Signature(s) (*)

Print Name(s)

* Signature(s) must conform exactly to the names(s) of the Holder as set forth on the first page of this Warrant.